Property, Plant And Equipment (Schedule Of Property Plant And Equipment) (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Land	$ 1,285	$ 1,904
Building and improvements	3,332	3,256
Machinery and equipment	8,300	7,905
Leasehold improvements	266	0
Furniture and fixtures	122	69
Software	59	0
Property, Plant and Equipment, Gross	13,364	13,134
Less: accumulated depreciation and amortization	(5,363)	(3,957)
Property, Plant and Equipment, Net	$ 8,001	$ 9,177